EX-99.906 CERT

Exhibit (b)

       CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of VLC Trust on behalf of the Ocean State Tax Exempt Fund (the "Company"), hereby certifies, to the best of his knowledge, that the Company's Report on Form N-CSR for the period ended April 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: July 6, 2004                    By: /s/ Alfred B. Van Liew
                                           --------------------------------
                                           Alfred B. Van Liew
                                           President

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.


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                                                             EX-99.906 CERT

Exhibit (b)

       CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of VLC Trust on behalf of the Ocean State Tax Exempt Fund (the "Company"), hereby certifies, to the best of his knowledge, that the Company's Report on Form N-CSR for the period ended April 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: July 6, 2004                    By: /s/ Kevin M. Oates
                                           --------------------------------
                                           Kevin M. Oates
                                           Vice President & Treasurer

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.


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